EXHIBIT 10.5.4

FOURTH AMENDMENT TO
MORTGAGE PARTNERSHIP FINANCE®
INVESTMENT AND SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO MORTGAGE PARTNERSHIP FINANCE INVESTMENT AND SERVICES AGREEMENT (the “Amendment”) is made as of the 21st day of January, 2004, between the FEDERAL HOME LOAN BANK OF CHICAGO (the “MPF® Provider”) and the FEDERAL HOME LOAN BANK OF BOSTON (the “Boston Bank”).

RECITALS:

WHEREAS, the Boston Bank and the MPF Provider have previously entered into that certain MORTGAGE PARTNERSHIP FINANCE Investment and Services Agreement dated as of April 20, 2000, amended by First Amendment dated September 7, 2000,a Second Amendment dated May 18, 2001, Custody Amendments dated November 14, 2001 and December 31, 2002, and a Third Amendment dated March 18, 2003 (together, the “Agreement”) pursuant to which the parties agreed, among other things, to make the MORTGAGE PARTNERSHIP FINANCE Program available to members of the Boston Bank; and

WHEREAS, the Agreement currently prohibits changing the participation interests in any Master Commitment once Program Loans have been delivered under such Master Commitment; and

WHEREAS, the parties desire to amend the Agreement to extend the term, to allow the Boston Bank’s retained interest and the MPF Provider’s Participation Share in the Program Loans to vary for different Delivery Commitments within a Master Commitment and also to change the method for assessing, and the rate for, the Services Transaction Fee.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and in the Agreement, the parties here agree as follows:

1.                                       The Agreement is hereby modified by deleting the first sentence of Section 2.1 Term of Agreement and substituting the following in its place:

Unless terminated earlier as provided in Section 7.2.2, the initial term of this Agreement shall be six (6) years ending on the sixth anniversary of the date of this Agreement and thereafter, this Agreement shall continue in force until terminated by either party giving the other party ninety (90) days written notice.

2.                                       Section 2.3 of the Agreement is hereby deleted in its entirety and the following substituted in its place:

2.3                                 Option to Change Participation Share.  Commencing January 1, 2004, the Boston Bank shall have the right to change the percentage of the MPF Provider’s Participation Share in Program Loans to be acquired by the Boston Bank under a Master Commitment by giving the MPF Provider prior written notice in the form of the Direction described in Section 5.9 (as amended) to be effective on the date specified in such Direction (“Effective Date”).  Subject to the provisions of Sections 2.4. and 2.5., the MPF Provider will continue to provide operational support services for all Program Loans.

3.                                       Section 2.4 of the Agreement is hereby deleted in its entirety and the following substituted in its place:

2.4.  Transaction Services Fee.

(a)          Commencing in February, 2004, the Boston Bank shall pay a monthly Transaction Services Fee to the MPF Provider as compensation for the transaction processing services to be provided to the Boston Bank, all payments to be made by the MPF Provider debiting the Boston Bank’s Clearing Account.

(b)         The Transaction Services Fee shall be calculated each month by multiplying (x) one-twelfth of the applicable annual rate by (y) the aggregate outstanding balance of the Boston Bank’s retained interest in the Covered Loans at the end of the previous month as reported by the Master Servicer.  The annual rate for the Transaction Services Fee applicable to a Covered Loan shall apply for the life of the loan.

(c)          The annual rate applicable to Covered Loans acquired by the Boston Bank in 2004 and 2005 is 5 basis points (0.05%).

(d)         For calendar year 2006 and subsequent years, the MPF Provider shall, on or before June 30, 2005, and each June 30 thereafter, inform the Boston Bank in writing of the annual rate for the Transaction Services Fee applicable to the Covered Loans that will be acquired by the Boston Bank during the next succeeding calendar year.

(e)          It is understood that Program Loans purchased by the Boston Bank before January 1, 2004 will not be subject to a Transaction Services Fee for the life of such Program Loans.

(f)            Notwithstanding clauses (c) and (d) above, if at any time the MPF Provider shall charge a lower Transaction Services Fee to any other Federal Home Loan Bank on the basis of volume discounts or otherwise, such lower fee shall be extended to the Boston Bank on the same terms and conditions.

4.                                       Section 2.5 of the Agreement is hereby deleted in its entirety and the following substituted in its place:

2.5.                              Covered Loans.   The Program Loans funded or purchased by the Boston Bank after January 1, 2004, (“Covered Loans”) will be subject to the Transaction Services Fee as provided in Section 2.4 of this Agreement, excluding, however, those Program Loans that the parties agree in writing to exempt from being subject to the Transaction Services Fee.

5.                                       Section 5.9 of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting the following in its place:

All Participation Shares or any other participation interest shall be set for each Master Commitment when activated on the MPF Provider system, and may be changed thereafter (i) by the Boston Bank’s delivery to the MPF Provider of a Direction in the form attached hereto as Appendix A (as amended), directing the MPF Provider to change participation interests in the specified Master Commitment(s) for Delivery Commitments issued after the Effective Date of such Direction, or (ii) by the issuance of Designated Delivery Commitments. Any Direction which increases the MPF Provider’s Participation Share must be accepted in writing by the MPF Provider, and any Direction which changes the interest of any other MPF Bank, must be signed by such other MPF Bank as well as the Boston Bank.

6.                                       Appendix A to the Agreement is hereby amended by deleting it in its entirety and by substituting in its place Exhibit A attached to this Amendment.

7.                                       Any capitalized terms not defined in this Amendment shall have the meaning assigned to them in the Agreement. Except for the foregoing amendments, the Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

FEDERAL HOME LOAN BANK OF CHICAGO		FEDERAL HOME LOAN BANK OF BOSTON

By:	/s/ Thomas D. Sheehan	By:	/s/ Michael L. Wilson
Thomas D. Sheehan
Senior Vice President		Name:	Michael L. Wilson

		Title:	Senior Executive Vice President

EXHIBIT A TO FIRST AMENDMENT
APPENDIX A
DIRECTION

Date:

Master Commitment No.

Effective Date:	PFI Name:

To:  FEDERAL HOME LOAN BANK OF CHICAGO, as MPF Provider

Pursuant to Section 2.3 of the Investment and Services Agreement, as amended, the Federal Home Loan Bank of Boston (“Boston Bank”) hereby directs the MPF Provider to enter the Participation Share of the MPF Provider and the pro rata percentage participation interest(s) (“Specified Interest(s)”) of the Federal Home Loan Bank(s) (“MPF Bank(s)”) named below, in the following percentage(s) set across from their respective names, with respect to the Program Loans to be funded or purchased under Delivery Commitments issued after the above Effective Date under the above referenced Master Commitment (“Subsequent DCs”), into the MPF Program origination system:

Federal Home Loan Bank:	Specified Interest:/Participation Share
Federal Home Loan Bank of Boston
Federal Home Loan Bank of Chicago

Percentage Total:	100%

This Direction constitutes the order of the Boston Bank and the MPF Bank(s) signing below to the MPF Provider to treat the MPF Provider’s Participation Share and the MPF Bank(s)’ Specified Interest(s) as the parties respective pro rata interest in the Program Loans funded or purchased under Subsequent DCs for the purposes of (i) debiting and crediting the Boston Bank’s and MPF Bank(s)’ respective Clearing Accounts with the MPF Provider, (ii) providing MPF Program reports and (iii) providing services under the I&S Agreement with respect to the subject Program Loans. Further, the MPF Bank(s) hereby authorizes the MPF Provider to send general ledger entries to its/their respective general ledger by means of electronic file reports to reflect the MPF Banks’ respective Specified Interests in the Program Loans funded or purchased under the Master Commitment.

FEDERAL HOME LOAN BANK OF BOSTON	FEDERAL HOME LOAN BANK OF CHICAGO

By:

[SPECIMEN]

By:

[SPECIMEN]

Title:	Title:

FEDERAL HOME LOAN BANK	FEDERAL HOME LOAN BANK
OF	OF

By:

[SPECIMEN]

By:

[SPECIMEN]

Title:	Title:

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